SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    June 26, 2004




                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-17795           77-0024818
--------------------------------       ----------        -------------
(State or Other Jurisdiction of        (Commission       (IRS Employer
Incorporation or Organization)         File Number)    Identification No.)




 2901 Via Fortuna, Austin, TX                         78746
 (Address of Principal Executive Offices)                     (Zip Code)




       Registrant's telephone number, including area code: (512) 851-4000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     EXHIBITS.

The exhibit listed below is being furnished with this Form 8-K:

 Exhibit 99.1      Registrant's Fiscal First Quarter Earnings
                   Release dated July 21, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 21, 2004, Cirrus Logic, Inc. (the "Company") issued a press release relating to the results of its fiscal first quarter ended June 26, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CIRRUS LOGIC, INC.


Date:  July 21, 2004                By:      /s/ John T. Kurtzweil
                                    -------------------------------------
                                    Name:    John T. Kurtzweil
                                    Title:   Senior Vice President
                                            & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------
99.1              Text of Registrant's First Quarter Fiscal
                  Year 2005 Earnings Release dated July 21, 2004.